Quarterly Holdings Report
for
Fidelity® Health Savings Fund
December 31, 2021
HSF-NPRT1-0322
1.9897532.101
Equity Central Funds - 28.9%
	Shares	Value ($)
Fidelity Commodity Strategy Central Fund (a)	96,558	481,823
Fidelity Emerging Markets Equity Central Fund (a)	1,589	392,308
Fidelity International Equity Central Fund (a)	21,127	2,225,317
Fidelity Real Estate Equity Central Fund (a)	5,250	839,539
Fidelity U.S. Equity Central Fund (a)	58,571	7,690,372
TOTAL EQUITY CENTRAL FUNDS (Cost $10,683,438)		11,629,359

Fixed-Income Central Funds - 38.8%
	Shares	Value ($)
High Yield Fixed-Income Funds - 14.1%
Fidelity Emerging Markets Debt Central Fund (a)	416,794	3,742,814
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	759	70,864
Fidelity Floating Rate Central Fund (a)	14,131	1,422,316
Fidelity High Income Central Fund (a)	3,946	455,240
TOTAL HIGH YIELD FIXED-INCOME FUNDS		5,691,234
Investment Grade Fixed-Income Funds - 24.7%
Fidelity Inflation-Protected Bond Index Central Fund (a)	52,825	5,600,491
Fidelity Investment Grade Bond Central Fund (a)	38,047	4,340,399
TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		9,940,890
TOTAL FIXED-INCOME CENTRAL FUNDS (Cost $15,891,092)		15,632,124

Fixed-Income Funds - 32.3%
	Shares	Value ($)
Fidelity International Bond Index Fund (b)	881,598	8,798,344
Fidelity Long-Term Treasury Bond Index Fund (b)	283,432	4,180,618
TOTAL FIXED-INCOME FUNDS (Cost $13,121,525)		12,978,962

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $39,696,055)	40,240,445
NET OTHER ASSETS (LIABILITIES) - 0.0%	17,635
NET ASSETS - 100.0%	40,258,080

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)	Affiliated Fund

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.08%	412,124	160,821	572,945	25	-	-	-	0.0%
Fidelity Commodity Strategy Central Fund	570,091	92,907	175,551	-	(14,654)	9,030	481,823	0.1%
Fidelity Emerging Markets Debt Central Fund	3,112,477	700,748	18,357	41,758	(469)	(51,585)	3,742,814	0.1%
Fidelity Emerging Markets Debt Local Currency Central Fund	72,677	3,253	-	3,252	-	(5,066)	70,864	0.1%
Fidelity Emerging Markets Equity Central Fund	432,005	102,409	100,172	32,814	5,728	(47,662)	392,308	0.0%
Fidelity Floating Rate Central Fund	859,984	571,613	6,874	11,585	(43)	(2,364)	1,422,316	0.0%
Fidelity High Income Central Fund	535,809	79,405	159,990	6,828	20	(4)	455,240	0.0%
Fidelity Inflation-Protected Bond Index Central Fund	4,822,631	1,289,430	148,587	437,407	(2,142)	(360,841)	5,600,491	0.5%
Fidelity International Equity Central Fund	1,712,393	641,928	88,440	134,891	(7,204)	(33,360)	2,225,317	0.1%
Fidelity Investment Grade Bond Central Fund	3,496,949	910,829	53,338	21,520	(447)	(13,594)	4,340,399	0.0%
Fidelity Real Estate Equity Central Fund	491,863	271,513	3,873	7,290	662	79,374	839,539	0.0%
Fidelity U.S. Equity Central Fund	5,794,947	2,134,663	135,973	580,233	(7,839)	(95,426)	7,690,372	0.0%
Total	22,313,950	6,959,519	1,464,100	1,277,603	(26,388)	(521,498)	27,261,483

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity International Bond Index Fund	7,467,781	1,642,419	272,446	22,969	(3,980)	(35,430)	8,798,344
Fidelity Long-Term Treasury Bond Index Fund	3,516,985	669,961	70,592	35,901	2,134	62,130	4,180,618
	10,984,766	2,312,380	343,038	58,870	(1,846)	26,700	12,978,962

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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